UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 1, 2020

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234			52-0845774
(Commission File Number)			(IRS Employer Identification No.)

70 Corporate Center
11000 Broken Land Parkway, Suite 200,	Columbia	MD	21044
(Address of Principal Executive Offices)			(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

 On September 1, 2020, GP Strategies Corporation held its annual meeting of shareholders. At that meeting, the shareholders elected all of the Company's director nominees and approved the following matters by the votes set forth below:

1.Our stockholders elected the Directors listed below for terms continuing until the next annual meeting of stockholders and until their respective successors are elected and qualify. The results of the voting were as follows:

	Common Shares Cast:
	For	Against	Abstentions	Broker Non-Votes
Tamar Elkeles	13,250,377	716,469	17,921	1,272,429
Marshall S. Geller	12,508,775	1,458,614	17,378	1,272,429
Scott N. Greenberg	13,028,276	948,939	7,552	1,272,429
Steven E. Koonin	13,118,145	697,278	169,344	1,272,429
Jacques Manardo	11,587,910	2,378,035	18,822	1,272,429
Richard C. Pfenniger, Jr.	10,411,369	3,554,592	18,806	1,272,429
Samuel D. Robinson	10,363,009	3,454,111	167,647	1,272,429
Adam H. Stedham	13,227,923	747,062	9,782	1,272,429

2.A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions
15,165,906	44,811	46,479

3.A non-binding advisory proposal to approve the compensation of the Company’s named executive officers. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
13,890,077	54,319	40,371	1,272,429

4.A proposal to approve an amendment to the 2011 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 2,205,764 to 3,105,764. The proposal was approved and the results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
13,395,404	572,155	17,208	1,272,429

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: September 3, 2020	/s/ James L. Galante
James L. Galante
Senior Vice President, General Counsel and Secretary